UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 5, 2015

LINEAR TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14864	94-2778785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 McCarthy Boulevard

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 432-1900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Linear Technology Corporation 2005 Employee Stock Purchase Plan

On September 16, 2015, the Board of Directors of Linear Technology Corporation (the “Company”) approved, subject to stockholder approval, an amendment and restatement of the Company’s 2005 Employee Stock Purchase Plan (the “ESPP”) to increase the maximum number of shares of common stock available for sale under the ESPP by two million (2,000,000) shares. The Company’s stockholders approved the amendment and restatement of the ESPP and the two million share increase at the 2015 Annual Meeting of Stockholders held on November 4, 2015 in Milpitas, California (the “Annual Meeting”). Currently, non-employee directors and officers of the Company may not participate in the ESPP.

Additional details of the ESPP are included in the Company’s 2015 proxy statement, which was filed with the Securities and Exchange Commission on September 17, 2015, under the heading “Proposal No. 2 – Approval of an Amendment to the 2005 Employee Stock Purchase Plan to Increase Number of Shares Reserved for Issuance Thereunder.” The above description of the ESPP does not purport to be complete and is qualified in its entirety by reference to the ESPP, a copy of which is filed as Exhibit 10.54 and incorporated herein by reference.

ITEM 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders elected members of the Company’s Board of Directors; approved the amendment to the ESPP; held an advisory vote on Executive Compensation; and ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm.

The vote for nominated directors was as follows:

Nominee	Votes	Votes	Votes	Broker
	For	Against	Abstaining	Non-Votes
Robert H. Swanson, Jr.	192,005,863	5,585,614	474,841	17,789,429
Lothar Maier	195,610,034	1,976,510	479,774	17,789,429
Arthur C. Agnos	193,177,152	4,371,019	518,147	17,789,429
John J. Gordon	193,238,190	4,230,656	597,472	17,789,429
David S. Lee	179,759,810	17,788,577	517,931	17,789,429
Richard M. Moley	185,976,585	11,574,498	515,235	17,789,429
Thomas S. Volpe	191,515,101	6,033,449	517,768	17,789,429

The vote to amend the ESPP was as follows:

Votes	Votes	Votes	Broker
For	Against	Abstaining	Non-Votes
197,216,587	277,595	572,136	17,789,429

The vote with respect to the advisory vote on Executive Compensation was as follows:

Votes	Votes	Votes	Broker
For	Against	Abstaining	Non-Votes
111,178,603	83,768,376	3,119,339	17,789,429

The vote to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2016 was as follows:

Votes	Votes	Votes	Broker
For	Against	Abstaining	Non-Votes
212,453,720	2,790,386	611,641	-

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

10.54	Linear Technology Corporation 2005 Employee Stock Purchase Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINEAR TECHNOLOGY CORPORATION
(Registrant)

Date:	November 5, 2015
		By:	/s/ Donald P. Zerio
Donald P. Zerio
Vice President, Finance and Chief Financial Officer